                                                                    EXHIBIT 10.2

                     FIRST AMENDMENT TO COMMITMENT AGREEMENT

         THIS FIRST AMENDMENT TO COMMITMENT AGREEMENT (this "First Amendment") is made and entered into as of this 28th day of March, 2003 by and among MEDCATH INCORPORATED, a North Carolina corporation (the "Company"), the Lenders party to the Commitment Agreement referenced below (the "Lenders"), BANK OF AMERICA, N.A., as Administrative Agent for the Lenders (the "Administrative Agent"), DEUTSCHE BANK TRUST COMPANY AMERICAS (f/k/a BANKERS TRUST COMPANY), as Syndication Agent for the Lenders (the "Syndication Agent"), and WACHOVIA BANK, NATIONAL ASSOCIATION (f/k/a FIRST UNION NATIONAL BANK), as Documentation Agent for the Lenders (the "Documentation Agent").

                              Statement of Purpose

         The Lenders agreed to extend a commitment to the Company to provide financing for the acquisition and construction of new hospital facilities by New Hospital Joint Ventures pursuant to the Commitment Agreement dated as of July 27, 2001 by and among the Company, the Lenders, the Administrative Agent, the Syndication Agent and the Documentation Agent (as amended, restated, supplemented or otherwise modified from time to time, the "Commitment Agreement").

         Pursuant to Section 2.5 of the Commitment Agreement, the parties now desire to increase the Aggregate Commitment under the Commitment Agreement by an amount equal to $35,000,000 subject to the terms and conditions set forth below. Furthermore, the parties now desire to amend the Commitment Agreement in certain other respects on the terms and conditions set forth below.

         NOW THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

         1. Capitalized Terms. All capitalized undefined terms used in this First Amendment shall have the meanings assigned thereto in the Commitment Agreement.

         2. Modification of Certain Provisions of the Commitment Agreement. The Commitment Agreement is hereby modified as follows:

         (a) Amendments to Existing Definitions. The definition of the following quoted term which is set forth in Section 1.1 of the Commitment Agreement is hereby amended in its entirety as follows:

                  "Aggregate Commitment" means the aggregate amount of the Lenders' Commitments hereunder, as such amount may be reduced, increased or otherwise modified at any time or from time to time pursuant to the terms hereof. On the effective date of the First Amendment to Commitment Agreement, the Aggregate Commitment shall be One Hundred Forty-Five Million Dollars ($145,000,000) (provided that, based on the Construction Loan Facilities which have been provided to New Hospital Joint Ventures prior to the effective date of the First Amendment to Commitment Agreement, the aggregate amount of the Aggregate Commitment which is available to the Company as of the effective date of the First Amendment to Commitment Agreement is Fifty Million Four Hundred Thousand Dollars ($50,400,000)).

         (b) Additional Defined Terms. Section 1.1 of the Commitment Agreement is amended by the addition of the following defined term (in alphabetical order):

                  "First Amendment to Commitment Agreement" means the First Amendment to Commitment Agreement, dated as of March 28, 2003 and effective as provided therein, by and among the Company, the Lenders party thereto, the Administrative Agent, the Syndication Agent and the Documentation Agent.

         (c)      Amendment to Section 2.1(b)(i). Subsection (b)(i) of Section
2.1 of the Commitment Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof.

                  (i) (A) the aggregate principal committed amount of all of the Construction Loan Facilities (after giving effect to any Construction Loan Facility requested by the Company on behalf of any New Hospital Joint Venture) shall not at any time exceed the Aggregate Commitment and (B) the aggregate principal amount of each Construction Loan Facility shall constitute a permanent reduction in the Aggregate Commitment (and the aggregate principal committed amount of each Lender under each Construction Loan Facility shall constitute a permanent reduction of the Commitment of such Lender);

         (d) Amendment to Section 2.5. The lead-in to Section 2.5 of the Commitment Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:

                  SECTION 2.5 Increase of Aggregate Commitment. The Company shall have the right from time to time to increase the Aggregate Commitment upon not less than thirty (30) days prior written notice to the Administrative Agent; provided that (a) in no event shall the Aggregate Commitment be increased pursuant to this Section 2.5 by an amount greater than $50,000,000 (it being acknowledged by the Borrower, the Lenders and the Administrative Agent that the Borrower utilized $35,000,000 of such $50,000,000 basket pursuant to the First Amendment to Commitment Agreement), (b) each such requested increase shall be in a minimum principal amount of $5,000,000 and (c) no Default or Event of Default shall have occurred and be continuing either prior to or after giving effect to each such increase in the Aggregate Commitment; provided further that:

         (e)      Updated Schedule 1.1(a).

                  (i) The current Schedule 1.1(a) to the Commitment Agreement is hereby deleted in its entirety and the attached Schedule 1.1(a) to the Commitment Agreement, which schedule has been revised to reflect the revised Commitment and Commitment Percentages of each of the Lenders as of the effective date of this First Amendment, is hereby substituted in lieu thereof. The attached Schedule 1.1(a) to the Commitment Agreement reflects that the following Lenders have increased their respective Commitments by the following amounts:

                                                              Amount of Increase
                        Increasing Lenders                       of Commitment
                        ------------------                    ------------------

                  Bank of America, N.A.                        $12,500,000.00

                  Wachovia Bank, National Association          $12,500,000.00

                  JPMorgan Chase Bank                          $ 5,000,000.00

                                                              Amount of Increase
                            New Lenders                          of Commitment
                            -----------                       ------------------

                  Hibernia National Bank                       $ 5,000,000.00

                  (ii) Each reference to Schedule 1.1(a) in the Commitment Agreement shall be deemed to be a reference to Schedule 1.1(a) attached hereto.

         (f) Amendment to Exhibit E-2. The current Exhibit E-2, "Form of Guaranty Agreement," is hereby amended as follows:

                  (i) The definition of the following quoted term which is set forth in Section 1 is hereby amended in its entirety as follows:

                  "EBITDA" means, with respect to any Person for any period, the sum of the following determined, without duplication, in accordance with GAAP: (a) Net Income for such period plus (b) the sum of the following to the extent deducted in determining Net Income for such period: (i) Interest Expense for such period, (ii) income and franchise taxes for such period, (iii) amortization and depreciation for such period, (iv) non-cash charges for such period solely with respect to the impairment of goodwill in accordance with GAAP and any other non-cash charges required under FASB 142, (v) non-cash impairment charges for such period solely with respect to management contracts of MedCath Diagnostics LLC and its Subsidiaries and MedCath Cardiology Consulting & Management, Inc. and its Subsidiaries, and (vi) non-cash impairment charges for such period solely with respect to loan acquisition costs minus (c) to the extent added in the determination of Net Income, extraordinary gains for such period.

                  (ii) Section 1 is amended by the addition of the following defined term (in alphabetical order):

                  "FASB 142" means Financial Accounting Standards Board Statement No. 142, as in effect on March 28, 2003.

                  (iii) Subsection (d) of Section 12 is hereby amended in its entirety as follows:

                  (d) Consolidated Net Worth. As of the Closing Date and as of the end of any fiscal quarter thereafter, permit Consolidated Net Worth on such date to be less than the sum of (i) $130,000,000 plus
         (ii) fifty percent of cumulative Net Income (excluding the effects of non-cash charges with respect to the impairment of goodwill in accordance with GAAP and any other non-cash charges required under FASB
         142) of the Parent and its Subsidiaries (if positive) after July 27, 2001 plus (iii) an amount equal to one hundred percent (100%) of the net cash proceeds received by the Parent or any Subsidiary thereof from any issuance of equity after the Closing Date less (iv) any non-cash charges with respect to the impairment of goodwill in accordance with GAAP and any other non-cash charges required under FASB 142.

         3.       Acknowledgement of New Lenders.

         (a) From and after the effective date of this First Amendment, each Lender not heretofore a Lender (each such Lender, a "New Lender" and collectively, the "New Lenders") hereby agrees that (i) such New Lender shall be a party to, and shall be bound by, the terms and provisions of the Commitment Agreement and (ii) such new Lender shall have the rights and obligations of a Lender under the Commitment Agreement and the other Loan Documents.

         (b) Each New Lender (i) represents and warrants that it is legally authorized to enter into this First Amendment; (ii) confirms that it has received a copy of the Commitment Agreement, together with copies of the most recent financial statements delivered pursuant to Section 6.1 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this First Amendment; (iii) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Commitment Agreement; (iv) confirms that it is an Eligible Assignee; (v) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Commitment Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; (vi) agrees that it will perform in accordance with their terms all the obligations which by the terms of the Commitment Agreement and the other Loan Documents are required to be performed by it as a Lender; (vii) agrees to hold all confidential information in a manner consistent with the provisions of Section 9.12 of the Commitment Agreement; and (viii) includes herewith for the Administrative Agent the forms required by Section 3.3(e) of the Commitment Agreement (if required to be delivered thereby).

         4. Conditions. The effectiveness of the amendments set forth in this First Amendment shall be conditioned upon delivery to the Administrative Agent of the following items:

                  (a) Executed First Amendment. The Administrative Agent shall have received a fully executed original of this First Amendment, executed by the Company, the New Lenders and the Required Lenders (as determined prior to giving effect to the First Amendment).

                  (b)      Miscellaneous.

                           (i) Proceedings and Documents. All documents, certificates and other instruments and all proceedings in connection with the transactions contemplated by this First Amendment shall be satisfactory in form and substance to the Administrative Agent and the Lenders.

                           (ii) Due Diligence and Other Documents. The Company shall have delivered to the Administrative Agent such other documents, certificates and opinions as the Administrative Agent may reasonably request, in form and substance satisfactory to the Administrative Agent and the Lenders, with respect to the transactions contemplated by this First Amendment.

                           (iii) Payment of Fees and Expenses. The Company shall pay to the Administrative Agent and the Lenders the fees and expenses set forth in Section 7 of this First Amendment.

         5. Effect of Amendment. Except as expressly amended hereby, the Commitment Agreement and the other Loan Documents shall be and remain in full force and effect. The amendments granted herein are specific and limited and shall not constitute a modification, acceptance or waiver of any other provision of or default under the Commitment Agreement, the other Loan Documents or any other document or instrument entered into in connection therewith or a future modification, acceptance or waiver of the provisions set forth therein (except to the extent necessary to give effect to the specific amendments set forth herein).

         6.       Representations and Warranties/No Default.

         (a) By its execution hereof, the Company hereby certifies that each of the representations and warranties set forth in the Commitment Agreement and the other Loan Documents is true and correct as of the date hereof as if fully set forth herein and that no Default or Event of Default has occurred and is continuing as of the date hereof.

         (b) By its execution hereof, the Company hereby represents and warrants that the Company has the right, power and authority and has taken all necessary corporate or other action to authorize the execution, delivery and performance of this First Amendment and each other document executed in connection herewith to which it is a party in accordance with their respective terms.

         (c) This First Amendment and each other document executed in connection herewith has been duly executed and delivered by the duly authorized officers of the Company, and each such document constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms.

         7. Fees and Expenses. The Company shall pay all reasonable out-of-pocket expenses of the Administrative Agent in connection with the preparation, execution and delivery of this First Amendment, including, without limitation, the fees and expenses of counsel for the Administrative Agent.

         8. GOVERNING LAW. THIS FIRST AMENDMENT SHALL BE GOVERNED BY, CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NORTH CAROLINA, WITHOUT REFERENCE TO THE CONFLICTS OR CHOICE OF LAW PRINCIPLES THEREOF; PROVIDED THAT THE ADMINISTRATIVE AGENT AND EACH LENDER SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

         9. Counterparts. This First Amendment may be executed in separate counterparts, each of which when executed and delivered is an original but all of which taken together constitute one and the same instrument.

         10. Fax Transmission. A facsimile, telecopy or other reproduction of this First Amendment may be executed by one or more parties hereto, and an executed copy of this First Amendment may be delivered by one or more parties hereto by facsimile or similar instantaneous electronic transmission device pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes. At the request of any party hereto, all parties hereto agree to execute an original of this First Amendment as well as any facsimile, telecopy or other reproduction hereof.

                            [Signature Pages Follow]

         IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed by their duly authorized officers, all as of the day and year first written above.

                                    COMPANY:

                                    MEDCATH INCORPORATED

[CORPORATE SEAL]
                                    By:   /s/ James A. Parker
                                       -----------------------------------------
                                       Name:  James A. Parker
                                       Title: Treasurer


                                    AGENTS AND LENDERS:

                                    BANK OF AMERICA, N.A., as Administrative
                                    Agent


                                    By:   /s/ Kristine Thennes
                                       -----------------------------------------
                                       Name:  Kristine Thennes
                                       Title: Vice President


                                    BANK OF AMERICA, N.A., as Lender


                                    By:   /s/ Charles R. Dickerson
                                       -----------------------------------------
                                       Name:  Charles R. Dickerson
                                       Title: Senior Vice President


                                    DEUTSCHE BANK TRUST COMPANY
                                    AMERICAS (f/k/a BANKERS TRUST
                                    COMPANY), as Syndication Agent and
                                    as Lender


                                    By:   /s/ Diane F. Rolfe
                                       -----------------------------------------
                                       Name:  Diane F. Rolfe
                                       Title: Vice President


                                    WACHOVIA BANK, NATIONAL ASSOCIATION
                                    (f/k/a FIRST UNION NATIONAL BANK), as
                                    Documentation Agent and as Lender


                                    By:   /s/ Douglas T. Davis
                                       -----------------------------------------
                                       Name:  Douglas T. Davis
                                       Title: Director


                           [Signature Pages Continue]

[First Amendment to Commitment Agreement-MedCath]

                                    GE HEALTHCARE FINANCIAL SERVICES, as
                                      Lender



                                    By:   /s/ Dev Lobo
                                       -----------------------------------------
                                       Name:  Dev Lobo
                                       Title: Senior Risk Manager


                                    THE FOOTHILL GROUP, INC., as Lender


                                    By:
                                       -----------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                    JPMORGAN CHASE BANK (f/k/a The Chase
                                      Manhattan Bank), as Lender


                                    By:   /s/ Dawn Lee Lum
                                       -----------------------------------------
                                       Name:  Dawn Lee Lum
                                       Title: Vice President


                                    FIFTH THIRD BANK (WESTERN OHIO), as
                                      Lender


                                    By:   /s/ Douglas A. Kimes
                                       -----------------------------------------
                                       Name:  Douglas A. Kimes
                                       Title: Assistant Vice President


                                    HIBERNIA NATIONAL BANK, as Lender


                                    By:   /s/ Laura Watts
                                       -----------------------------------------
                                       Name:  Laura Watts
                                       Title: Vice President


                           [Signature Pages Continue]

[First Amendment to Commitment Agreement-MedCath]

Acknowledged and Accepted as of the 28th day of March, 2003:

MEDCATH CORPORATION


By: /s/ James A. Parker
   -----------------------------------------
Name:   James A. Parker
Title:  Treasurer


MEDCATH HOLDINGS, INC.


By: /s/ James A. Parker
   -----------------------------------------
Name:   James A. Parker
Title:  Treasurer


MEDCATH INTERMEDIATE HOLDINGS,
INC.


By: /s/ James A. Parker
   -----------------------------------------
Name:   James A. Parker
Title:  Treasurer


[First Amendment to Commitment Agreement-MedCath]

                             Updated Schedule 1.1(a)

                             Lenders and Commitments
    (as of the effective date of the First Amendment to Commitment Agreement)
    -------------------------------------------------------------------------

* The Commitment Percentage and the Commitment set forth below shall be the applicable percentage and amount as of the effective date of the First Amendment to Commitment Agreement (after giving effect to (i) the Construction Loan Facilities which have been provided to New Hospital Joint Ventures prior to the effective date of the First Amendment to Commitment Agreement and (ii) the increase in the Aggregate Commitment and the joinder of the New Lenders effected pursuant to the First Amendment to Commitment Agreement).

                                                           COMMITMENT
                LENDER                                     PERCENTAGE*                      COMMITMENT*
                ------                                     -----------                     --------------
Bank of America, N.A.
IL1-231-08-30
231 South LaSalle Street
Chicago, Illinois 60604
Charlotte, North Carolina 28255                            30.47559619%                    $15,359,700.48
Attention:  Kristine Hyde
Telephone No.:  (312) 828-1657
Telecopy No.:   (877) 206-8412

Deutsche Bank Trust Company Americas (f/k/a
  The Bankers Trust Company)
300 South Grand Avenue
Los Angeles, CA  90071
Attention:  James J. Lent                                   5.67400861%                    $ 2,859,700.34
Telephone No.:  213-620-8340
Telecopy No.:   213-620-8484

Wachovia Bank, National Association (f/k/a
  First Union National Bank)
301 S. College Street, 5th Floor
Charlotte, North Carolina 28288
Attention:  Doug Davis                                     29.22782313%                    $14,730,822.86
Telephone No.:  (704) 715-2370
Telecopy No.:   (704) 374-4793

GE Healthcare Financial Services
20225 Watertower Boulevard, Suite 200
Brookfield, WI  53045
Attention:  Dev Lobo                                        6.35442972%                    $ 3,202,632.58
Telephone No.:  262-798-4620
Telecopy No.:   262-798-4560

                                                           COMMITMENT
                LENDER                                     PERCENTAGE*                      COMMITMENT*
                ------                                     ------------                    --------------
The Foothill Group, Inc.
2450 Colorado Ave, Suite 3000 West
Santa Monica, CA 90404
Attention: Ed Stearns                                       3.40479694%                    $1,716,017.66
Telephone No.:  310-453-7376
Telecopy No.:   310-453-7470

JP Morgan Chase Bank (f/k/a The Chase
  Manhattan Bank)
270 Park Avenue, 48th Floor
New York, NY  10017
Attention:  Dawn Lee Lum                                   13.66591159%                    $6,887,619.44
Telephone No.:  212-270-2472
Telecopy No.:   212-270-3279

Fifth Third Bank (Western Ohio)
110 N. Main Street
Dayton, Ohio  45402
Attention:  Karen Reed                                      1.27679889%                    $  643,506.64
Telephone No.:  937-227-6484
Telecopy No.:   937-227-3027

Hibernia National Bank
313 Carondelet Street, 6th Floor
New Orleans, LA 70130
Attention: Laura Watts                                      9.92063492%                    $5,000,000.00
Telephone No.:  504-533-7859
Telecopy No.:   504-533-5344
                                   TOTAL:                       100%                       $  50,400,000